EXHIBIT 4.114
                                                                   -------------


                               EXTENSION AGREEMENT

                           dated as of March 24, 2004

                                      among

                          DOLLAR THRIFTY FUNDING CORP.,
                             an Oklahoma corporation

                         CERTAIN FINANCIAL INSTITUTIONS,
                            as the Liquidity Lenders

                                       and

                           CREDIT SUISSE FIRST BOSTON,
                       ACTING THROUGH ITS NEW YORK BRANCH,
        as Liquidity Agent and as Series 1998-1 Letter of Credit Provider

                               EXTENSION AGREEMENT
                               -------------------

     THIS EXTENSION AGREEMENT (this "Agreement"), dated as of March 24, 2004, is entered into among Dollar Thrifty Funding Corp., an Oklahoma corporation (""), the undersigned financial institutions (the "Liquidity Lenders"), Credit Suisse First Boston, acting through its New York Branch, as Liquidity Agent and as Series 1998-1 Letter of Credit Provider ("Liquidity Agent"), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), not as a party but as Syndication Agent, and Deutsche Bank AG, New York Branch, not as a party but as Documentation Agent.

                                    RECITALS:
                                    --------

     A. The undersigned are parties to that certain Liquidity Agreement dated as of March 4, 1998, among DTFC, the Liquidity Lenders, the Liquidity Agent, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), not as a party but as Syndication Agent, and Deutsche Bank AG, New York Branch, not as a party but as Documentation Agent, as subsequently amended by (i) Amendment No. 1 to Liquidity Agreement dated as of March 4, 1999, (ii) Amendment No. 2 to Liquidity Agreement dated as of October 20, 1999, (iii) Amendment No. 3 to Liquidity Agreement dated as of February 18, 2000, (iv) Amendment No. 4 to Liquidity
Agreement dated as of February 28, 2001, (v) Amendment No. 5 to Liquidity Agreement dated as of February 26, 2002, (vi) Amendment No. 6 to the Liquidity Agreement dated as of February 24, 2003, (vii) Amendment No. 7 to the Liquidity Agreement dated as of February 20, 2004, and (viii) Amendment No. 8 to Liquidity Agreement dated as of the date hereof (as amended to the date hereof, the "Liquidity Agreement"); and

     B. The undersigned desire to extend the Scheduled Liquidity Commitment Termination Date from April 1, 2004 to March 30, 2005.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Definitions List annexed to the Liquidity Agreement as Annex A, as such Definitions List has heretofore been or may hereafter be amended or modified from time to time in accordance with the provisions of the Liquidity Agreement.

     2    Extension.  Pursuant to Section  3.5 of the  Liquidity Agreement,  the
Scheduled Liquidity Commitment Termination Date with respect to each undersigned Liquidity Lender is hereby extended on April 1, 2004 until March 30, 2005.

     3. Continuing Accuracy of Representations and Warranties. The representations and warranties of DTFC in each of the CP Program Documents to which DTFC is a party are true and correct (in all material respects to the extent such representations and warranties do not incorporate a materiality limitation in their terms) on the date of this Agreement as though made on and as of the date of this Agreement.


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

     4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     5. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                         [SIGNATURES ON FOLLOWING PAGES]


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





     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the day and year first above written.

                                        DTFC:
                                        ----

                                        DOLLAR THRIFTY FUNDING CORP.


                                        By:_____________________________________
                                           Pamela S. Peck
                                           Vice President and Treasurer

                                        LIQUIDITY AGENT:
                                        ---------------

                                        CREDIT SUISSE FIRST BOSTON, ACTING
                                        THROUGH ITS NEW YORK BRANCH

                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                        SERIES 1998-1 LETTER OF CREDIT PROVIDER:
                                        ---------------------------------------

                                        CREDIT SUISSE FIRST BOSTON, ACTING
                                        THROUGH ITS NEW YORK BRANCH

                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$70,000,000                             CREDIT SUISSE FIRST BOSTON, ACTING
                                        THROUGH ITS NEW YORK BRANCH


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$60,000,000                             JPMORGAN CHASE BANK


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$35,000,000                             THE BANK OF NOVA SCOTIA


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$50,000,000                             ABN AMRO BANK N.V.


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$35,000,000                             CREDIT INDUSTRIEL ET COMMERCIAL


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$50,000,000                             BNP PARIBAS


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$50,000,000                             BANK OF MONTREAL


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$25,000,000                             COMERICA BANK


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$60,000,000                             DEUTSCHE BANK AG, NEW YORK BRANCH


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$35,000,000                             LANDESBANK HESSEN-THURINGEN
                                        GIROZENTRALE


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$25,000,000                             KEYBANK NATIONAL ASSOCIATION


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER:
--------------------                    ----------------


$25,000,000                             WELLS FARGO BANK, N.A.


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________